Exhibit 99.2


TSYS Announces First Quarter 2004 Earnings
Page 4 of 9


--------------------------------------------------------------------------------
                                      TSYS
                              Financial Highlights
                      (In thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                        --------------------------------------------
                                                                                                      Three months ended
                                                                                                          March 31,
                                                                                        --------------------------------------------
                                                                                                                          Percentage
                                                                                           2004              2003           Change
                                                                                        -------------     -----------   ------------
Revenues
    Electronic payment processing services                                           $  183,756              167,826          9.5  %
    Other services                                                                       40,848               25,053         63.0
                                                                                        -------------     ----------
      Revenues before reimbursables                                                     224,604              192,879         16.4
    Reimbursable items                                                                   60,632               58,474          3.7
                                                                                        -------------     ----------
       Total revenues                                                                   285,236              251,353         13.5
                                                                                        -------------     ----------

Expenses
    Employment expenses                                                                  87,862               76,096         15.5
    Net occupancy & equipment expenses                                                   58,011               51,620         12.4
    Other expenses                                                                       34,551               22,017         56.9
    (Gain)/Loss on disposal of equipment                                                     38                  (22)          nm
                                                                                        -------------     ----------
       Expenses before reimbursables                                                    180,462              149,711         20.5
    Reimbursable items                                                                   60,632               58,474          3.7
                                                                                        -------------     ----------
       Total operating expenses                                                         241,094              208,185         15.8
                                                                                        -------------     ----------
Operating Income                                                                         44,142               43,168          2.3
                                                                                        -------------     ----------
Other Income:
   Interest income                                                                          505                  651        (22.4)
   Interest expense                                                                        (743)                 (13)          nm
   Loss on foreign currency translation, net                                                (71)                (626)        88.7
                                                                                        -------------     ----------
     Other Income (Expense)                                                                (309)                  12           nm
                                                                                        -------------     ----------

Income before Income Taxes, Minority Interest and Equity in Income of Joint Ventures     43,833               43,180          1.5
Income Taxes                                                                             16,755               15,514          8.0
Minority Interest                                                                           (93)                (118)        21.1
Equity in Income of  Joint Ventures                                                       5,576                4,188         33.1
                                                                                        -------------     ----------
Net Income                                                                           $   32,561               31,736          2.6  %
                                                                                        =============     ==========

Basic Earnings Per Share                                                             $     0.17                 0.16          2.7  %
                                                                                        =============     ==========

Diluted Earnings Per Share                                                           $     0.17                 0.16          2.6  %
                                                                                        =============     ==========

Dividend Declared Per Share                                                          $   0.0200               0.0175
                                                                                        =============     ==========


Average Common Shares Outstanding                                                   196,844,410          197,049,470
                                                                                    =================    ===========

Average Common and Common
  Equivalent Shares Outstanding                                                     197,214,046          197,231,833
                                                                                    =================    ===========

Effective Tax Rate                                                                         34.2%               33.0%
                                                                                    =================    ===========

-------------------------------------------------------------------------------
                 EFFECTIVE INCOME TAX RATE CALCULATION
-------------------------------------------------------------------------------


Income taxes (A)                                                                      $  16,755               15,514
                                                                                    =================     ==========


Income before Income Taxes, Minority Interest and Equity in Income of Joint Ventures  $  43,833               43,180
Adjustments: Equity in Income of Vital                                                    5,201                3,941
                      Minority Interest                                                     (93)                (118)
                                                                                    -----------------     ----------
Adjusted Income before income taxes (B)                                               $  48,941               47,003
                                                                                    =================     ==========
Effective Tax Rate (A/B)                                                                   34.2%                33.0%
                                                                                    =================     ==========

Note: nm = not meaningful


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



TSYS Announces First Quarter 2004 Earnings
Page 5 of 9


-------------------------------------------------------------------------------
                                      TSYS
                                Segment Breakdown
                                 (In thousands)
-------------------------------------------------------------------------------

                                     Three Months Ended March 31, 2004                      Three Months Ended March 31, 2003
                             ----------------------------------------------------- -------------------------------------------------
                              Domestic-based   International-based                  Domestic-based  International-based
                                Services           Services        Consolidated       Services         Services         Consolidated
                             ----------------- ------------------ -------------- ---------------- ------------------- --------------
Total revenue                     $  260,620            24,618         285,238         233,119          18,235              251,354
Intersegment revenue                      (2)                -              (2)             (1)              -                   (1)
                             ----------------- ------------------ -------------- ---------------- ------------------- --------------
  Revenues from external
    customers                     $  260,618            24,618         285,236         233,118          18,235              251,353
                             ================= ================== ============== ================ =================== ==============
Depreciation and amortization     $   23,284             2,831          26,115          19,619           2,483               22,102
                             ================= ================== ============== ================ =================== ==============
Segment operating income          $   39,573             4,569          44,142          41,036           2,132               43,168
                             ================= ================== ============== ================ =================== ==============
Income tax expense                $   15,161             1,594          16,755          14,917             597               15,514
                             ================= ================== ============== ================ =================== ==============
Equity in income of joint
    ventures                      $    5,201               375           5,576           3,941             247                4,188
                             ================= ================== ============== ================ =================== ==============
Net Income                        $   29,444             3,117          32,561          30,365           1,371               31,736
                             ================= ================== ============== ================ =================== ==============
Average accounts on file             264,185            14,035         278,220         239,565          12,643              252,208
                             ================= ================== ============== ================ =================== ==============

 Note: Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.




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



TSYS Announces First Quarter 2004 Earnings
Page 6 of 9

--------------------------------------------------------------------------------
                                      TSYS
                                  Balance Sheet
                                 (In thousands)
--------------------------------------------------------------------------------
                                                                                    Mar 2004             Dec 2003
                                                                                ------------------ -----------------
Assets
  Current assets:
      Cash and cash equivalents                                                $     106,259             122,874
      Restricted cash                                                                  9,776               7,679
      Accounts receivable, net                                                       133,823             120,646
      Deferred income tax assets                                                       2,861                 401
      Prepaid expenses and other current assets                                       16,386              22,764
                                                                                ------------------ -----------------
        Total current assets                                                         269,105             274,364
  Property and equipment, net                                                        246,286             232,076
  Computer software, net                                                             253,659             258,090
  Contract acquisition costs, net                                                    122,343             125,472
  Equity investments, net                                                             57,263              66,708
  Goodwill, net                                                                       29,628              29,626
  Other assets                                                                        35,970              14,900
                                                                                ------------------ -----------------
        Total assets                                                           $   1,014,254           1,001,236
                                                                                ================== =================

 Liabilities and Shareholders' Equity
   Current liabilities:
      Accounts payable                                                         $      19,209              17,549
      Accrued salaries and employee benefits                                          14,457              32,562
      Current portion of obligations under capital leases and
          software arrangements                                                          773              15,231
      Billings in excess of costs on uncompleted contracts                            10,824              17,573
      Other current liabilities                                                      111,203              64,056
                                                                                ------------------ -----------------
        Total current liabilities                                                    156,466             146,971
    Obligations under capital leases and software arrangements,
        excluding current portion                                                      2,617              29,748
    Deferred income tax liabilities                                                   88,544              88,544
                                                                                ------------------ -----------------
        Total liabilities                                                            247,627             265,263
                                                                                ------------------ -----------------
 Minority interest in consolidated subsidiary                                          3,585               3,439
                                                                                ------------------ -----------------
 Shareholders' Equity:
    Common stock                                                                      19,759              19,750
    Additional paid-in capital                                                        42,708              41,574
    Accumulated other comprehensive income                                            10,244               8,314
    Treasury stock                                                                   (13,615)            (12,426)
    Retained earnings                                                                703,946             675,322
                                                                                ------------------ -----------------
        Total shareholders' equity                                                   763,042             732,534
                                                                                ------------------ -----------------
        Total liabilities and shareholders' equity                             $   1,014,254           1,001,236
                                                                                ================== =================


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



TSYS Announces First Quarter 2004 Earnings
Page 7 of 9


--------------------------------------------------------------------------------
                                      TSYS
                                    Cash Flow
                                 (In thousands)
--------------------------------------------------------------------------------
                                                                                         Three Months Ending:
                                                                                    Mar 2004             Mar 2003
                                                                                ------------------ ---------------------
Cash flows from operating activities:
   Net income                                                                  $         32,561               31,736
      Adjustments to reconcile net income to net cash provided by operating activities:
       Minority interest in consolidated subsidiary's net income                             93                  118
       Equity in income of joint ventures                                                (5,576)              (4,188)
       Loss on currency translation adjustments, net                                         71                  626
       Depreciation and amortization                                                     26,115               22,102
       Charges for bad debts and billing adjustments                                       (704)                (291)
       Charges for transaction processing                                                   925                   52
       Deferred income tax expense                                                       (2,460)              12,277
       Gain on disposal of equipment,net                                                     38                  (22)
 (Increase)decrease in:
        Accounts receivable                                                             (12,112)              (4,639)
        Prepaid expenses and other assets                                               (15,013)              (5,723)
 Increase(decrease) in:
         Accounts payable                                                                 2,019                 (321)
         Accrued salaries and employee benefits                                         (18,116)             (26,607)
         Billings in excess of costs on uncompleted contracts                            (6,749)              29,722
         Other current liabilities                                                       42,866                5,978
                                                                                ------------------ ---------------------
           Net cash provided by operating activities                                     43,958               60,820
                                                                                ------------------ ---------------------
 Cash flows from investing activities:
   Purchase of property and equipment                                                   (19,535)              (5,072)
   Additions to purchased computer software                                              (7,370)             (11,502)
   Additions to developed software                                                       (1,982)              (3,954)
   Proceeds from disposal of equipment                                                        -                   37
   Dividends received from joint ventures                                                15,000                    -
   Increase in contract acquisition costs                                                (1,857)              (8,765)
                                                                                ------------------ ---------------------
           Net cash used in investing activities                                        (15,744)             (29,256)
                                                                                ------------------ ---------------------

 Cash flows from financing activities:
   Purchase of common stock                                                              (1,188)                   -
   Principal payments on long-term debt                                                 (41,589)                 (24)
   Other                                                                                 (2,794)              (3,448)
                                                                                ------------------ ---------------------
           Net cash used in financing activities                                        (45,571)              (3,472)
                                                                                ------------------ ---------------------
 Effect of foreign currency translation on cash and cash equivalents                        742                  978
                                                                                ------------------ ---------------------
           Net increase (decrease) in cash and cash equivalents                         (16,615)              29,070
 Cash and cash equivalents at beginning of year                                         122,874              109,171
                                                                                ------------------ ---------------------
 Cash and cash equivalents at end of period                                    $        106,259              138,241
                                                                                ================== =====================


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



TSYS Announces First Quarter 2004 Earnings
Page 8 of 9



 Geographic Area Data:
 The following geographic area data represents revenues for the three months ended March 31 based on where the client is domiciled:

                                                                           Three Months Ended March 31,
                                                      ----------------------------------------------------------------------
                                                           2004             %             2003            %         % Chg
                                                      --------------- -------------- --------------- ------------ ----------
                          (dollars in millions):
                                   United States      $        237.0            83%           208.6          83%       13.7   %
                                         Canada*                19.7             7%            16.0           6%       23.1
                                          Europe                21.3             7%            15.4           6%       37.8
                                          Mexico                 3.0             1%             8.0           3%      (62.9)
                                           Japan                 3.5             1%             2.8           1%       23.5
                                           Other                 0.7             0%             0.6           0%       27.1
                                                      --------------- -------------- --------------- ------------
                                                      $        285.2           100%           251.4         100%       13.5  %
                                                      =============== ============== =============== ============


 Geographic Area Revenue by Operating Segment:
 The following tables reconcile segment revenues to revenues by reporting segment for the three months ended March 31:

                                                                           Three Months Ended March 31,
                                                      -----------------------------------------------------------
                                                              Domestic-based             International-based
                                                                 services                      services
                                                      ------------------------------ ----------------------------
                          (dollars in millions):           2004           2003            2004          2003
                                                      --------------- -------------- --------------- ------------
                                   United States      $     237.0           208.6           -               -
                                         Canada*             19.7            16.0           -               -
                                          Europe              0.1             -           21.2            15.4
                                          Mexico              3.0             8.0           -               -
                                           Japan                -             -            3.5             2.8
                                           Other              0.7             0.6           -               -
                                                      --------------- -------------- --------------- ------------
                                                      $     260.5           233.2         24.7            18.2
                                                      =============== ============== =============== ============

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.

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



TSYS Announces First Quarter 2004 Earnings
Page 9 of 9


Supplemental Information:

                                                                                  Accounts on File at:
                                                      ------------------------------------------------------------------------------
                                                         Mar 31, 2004              %           Mar 31, 2003           %      % Chg
                                                      ------------------------ ---------- ------------------------ -----------------
                   Accounts on File (in millions):
                                          Consumer                  147.0        52%                    145.7       57%        0.9 %
                                            Retail                   86.8        31%                     74.7       29%       16.1
                                        Commercial                   22.2         8%                     20.7        8%        7.1
                           Government services/EBT                   14.2         5%                      6.2        2%      128.7
                                Debit/Stored Value                   10.2         4%                      6.9        3%       47.5
                                                      ------------------------ ---------- ------------------------ ---------
                                                                    280.4       100%                    254.2      100%       10.3 %
                                                      ======================== ========== ======================== =========


                                                         Mar 31, 2004                          Mar 31, 2003
                                                      ------------------------            ------------------------


YTD Average Accounts on File (in thousands)                       278,220                             252,208                 10.3 %

                                                                                  Accounts on File at:
                                                      ------------------------------------------------------------------------------
                                                         Mar 31, 2004              %           Mar 31, 2003           %        % Chg
                                                      ------------------------------------------------------------------------------
                   Accounts on File (in millions):
                                          Domestic                  235.4        84%                    216.8       85%        8.6 %
                                     International                   45.0        16%                     37.4       15%       20.3
                                                      ------------------------ ---------- ------------------------ ---------
                                                                    280.4       100%                    254.2      100%       10.3 %
                                                      ======================== ========== ======================== =========

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts (in millions):
---------------------------------------------------
                                                           Mar 2003 to Mar 2004                  Mar 2002 to Mar 2003
                                                       ----------------------------            ------------------------
Beginning balance Change in accounts on file due to:             254.2                                   229.2
               Internal growth of existing clients                28.9                                    20.4
                                       New clients                13.2                                    13.9
                                      Purges/Sales               (12.1)                                   (9.2)
                                     Deconversions                (3.8)                                   (0.1)
                                                       ----------------------------            ------------------------
Ending balance                                                   280.4                                   254.2
                                                       ============================            ========================

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